CIVIL COURT OF THE CITY OF NEW YORK
COUNTY OF NEW YORK:
----------------------------------------X
DECO TOWER ASSOCIATES,

                        Petitioner,             INDEX NO. 102709/95

      -against-                                 AMENDED STIPULATION
                                                OF SETTLEMENT

INNOVATIVE FACILITIES CORPORATION,
PEABODY FACILITIES, INC. and
HAYDEN-WEGMAN, INC.,

                        Respondent.
----------------------------------------X

      IT IS HEREBY STIPULATED AND AGREED by and between the parties and their respective attorneys as follows:

      1. The parties entered into a Stipulation of Settlement dated July 1, 1996, a copy of which is herewith attached hereto as Exhibit #1.

      2. The final judgment of possession and warrant of eviction previously issued pursuant to said Stipulation shall continue in full force and effect. Execution of the warrant shall be stayed provided the Respondent, Hayden-Wegman, Inc. hereinafter referred to as "Hayden", complies with the terms of this agreement and makes each and every payment as required hereinafter.

      3. Upon execution of this Stipulation, Hayden reaffirms that is in indebted to the Petitioner as and for use and occupancy of the premises through April 30, 1996 in the sum of $92,821.10. Said sum is the amount reduced by the payments which were previously made by Hayden pursuant to the terms of the Stipulation and as required pursuant to paragraph 6 and 7 of the Stipulation.

      4. Hayden may continue in possession of the premises without prejudice to the Petitioner's rights to otherwise execute upon the warrant through to and including November 30, 1999 provided that Hayden:

            a. Pay to the Petitioner the sum of $16,500.00 by good funds representing use and occupancy and electric (for which the sum of $1,926.22 is allocated for electric) for each and every month or portion thereof that Hayden continues in possession of the premises on the first day of each and every month commencing with December 1, 1997 and continuing monthly thereafter.

            b. Hayden shall pay to the Petitioner the sum of $4,419.69 by good funds each and every month on the first of each month commencing on December 1, 1997 and continuing on the first of each and every month thereafter on account of the amount set forth in paragraph 3 above until such time as said sum is paid in full.

            c. Hayden does not apply for, files and/or otherwise receives any protection under the United States Bankruptcy Code.

      5. Hayden shall in any event and otherwise vacate either the entire premises or any portion that it shall retain pursuant to the terms of the original Stipulation which shall remain unmodified and unchanged other than as otherwise set forth herein no later than November 30, 1999 and shall deliver the premises to the Petitioner in broom clean condition on said date. In the event Hayden fails to do so, the Petitioner shall have the right to execute upon the warrant and evict Hayden.

      6. All other terms of the original Stipulation dated July 1, 1996 not otherwise modified or changed as herein provided shall remain in full force and effect.

      7. This Amended Stipulation may be executed in counter parts and signatures by facsimile shall be accepted in the place and instead of an original signature.

      8. This Amended Stipulation may be filed with the Court by either party without further notice.

      9. All notices required by the Stipulation shall be sent by facsimile and by certified mail, return receipt requested as follows:

            a.    Notices to Petitioner:

                  Deco Towers Associates
                  c/o Tenzer Greenblatt, LLP
                  405 Lexington Avenue, 15th floor
                  New York, New York 10174
                  Attention: M. Teresa Daley
                  Facsimile number: 212-885-5032.

            b.    Notices to Respondent:

                  Hayden-Wegman, Inc.
                  330 West 42nd Street
                  New York, New York 10036.

            with a copy to:

                  Baer Marks & Upham, LLP
                  885 Third Avenue
                  New York, New York 10022
                  Attention: Stuart Berg, Esq.
                  Facsimile number: 212-702-5941

      10. This Amended Stipulation shall not be further modified unless in writing by all parties to be charged.

Dated:  New York, New York
        September 4, 1997

                                        DECO TOWER ASSOCIATES

                                        BY:
                                            ---------------------


                                        TENZER GREENBLATT, LLP
                                        ATTORNEY FOR PETITIONER

                                        BY:
                                            ---------------------
                                            M. TERESA DALEY, ESQ.


                                        HAYDEN-WEGMAN, INC.

                                        BY: /s/ [ILLEGIBLE]
                                            ---------------------


                                        BAER MARKS & UPHAM
                                        ATTORNEYS FOR RESPONDENT

                                        BY: /s/ STUART BERG
                                            ---------------------
                                            STUART BERG, ESQ.

CIVIL COURT OF THE CITY OF NEW YORK
COUNTY OF NEW YORK:
----------------------------------------X
DECO TOWER ASSOCIATES,

                        Petitioner,             INDEX NO. 102709/95

      -against-                                 STIPULATION OF SETTLEMENT

INNOVATIVE FACILITIES CORPORATION,
PEABODY FACILITIES, INC.,
HAYDEN-WEGMAN, INC.,

                        Respondent.

----------------------------------------X

      IT IS HEREBY STIPULATED AND AGREED by and between the parties and their respective attorneys as follows:

      1. Final Judgment of Possession previously granted and Warrant of Eviction previously issued pursuant to stipulation dated January 10, 1996 shall remain in full force and effect. The January 10, 1996 Stipulation shall remain in full force and effect except as otherwise amended herein.

      2. The undersigned acknowledge that the Lease Agreement between the Petitioner and the Respondent, Innovative Facilities Corporation, has expired by its terms on April 30, 1996. The Respondent Hayden-Wegman, Inc., represents that it is the only occupant remaining in possession of the premises and that the Respondents, Innovative Facilities Corporation and Peabody Facilities, Inc., have at sometime previously vacated the premises.

      3. The proceeding is hereby converted to a Holdover Proceeding and the judgment of possession and warrant of eviction previously issued may be used by the Petitioner pursuant, to the terms of this stipulation.

      4. Execution of the Warrant is stayed as provided for herein.

      5. The Respondent, Hayden-Wegman, Inc., hereinafter referred to as "Hayden," represents that it is the only occupant in possession of the premises and that it has not subleased or assigned or permitted any other entity or individual to occupy any portion of the premises.

      6. Pursuant to the terms of the January 10, 1996 Stipulation and through April 30, 1996 Hayden is indebted to the Petitioner as and for use and occupancy and/or rent for the premises in the sum of $134,250.56

      7. Hayden may continue in possession of the premises, without prejudice to Petitioner's rights to execute upon the warrant, through to and including November 30, 1997 provided that Hayden:

            a. pay to the Petitioner the sum of $15,000.00 by good funds representing use and occupancy for each and every month or portion thereof that Hayden continues in possession of the premises on the 1st day of each and every month commencing with July 1, 1996;

            b. upon execution of this stipulation pay to the Petitioner the sum of $51,201.01 by certified check, bank check, or money order representing use and occupancy for May and June, 1996;

            c. upon execution of this stipulation pay to the Petitioner the sum of $7,500.00 by certified check, bank check, or money order representing the Petitioner's legal fees through the date of execution of this Stipulation;

            d. pay to the Petitioner the sum of $4,419.69 by good funds each and every month on the first day of the month commencing July 1, 1996 and continuing on the first day of each and every month thereafter on account of the amount set forth in paragraph 6 above until such time as said sum is paid in full.

            e. does not apply for, files, and/or otherwise receive any protection under the United States Bankruptcy Code.

      8. The Petitioner shall have the right to recover possession of the Premises prior to November 30, 1997 upon the Petitioner's providing Hayden with six months prior notice in writing, hand delivered to Hayden at the premises with a copy to Hayden's attorneys as set forth below. Any balance remaining due and owing pursuant to the terms of the January 10, 1996 Stipulation and paragraph 6 hereof shall then come due at the expiration of said six months, and Hayden shall pay said sum in full to Petitioner on such date. Hayden shall at the expiration of the said six months vacate the premises and deliver possession to the Petitioner. In the event Hayden fails to do so, the Petitioner shall have the right to execute upon the warrant. In the event Hayden fails to pay the balance due pursuant to paragraph 6 as referred to herein, the Petitioner shall have the right to enter judgment upon Hayden's Affidavit of Confession of Judgment heretofore executed and delivered pursuant to the terms of the January 10, 1996 Stipulation less any funds previously paid by Hayden to the Petitioner on account of same in accordance with paragraph 7 (d).

      9. In the event the Petitioner at any time notifies Hayden that it requires Hayden to vacate and remove itself from approximately 3,500 square feet of the southeast corner of the premises Hayden shall so vacate same within twenty (20) days of receipt of written notice from Petitioner informing it that it must do so. Upon Hayden vacating such portion of the premises, the Petitioner shall reduce the amount set forth in paragraph 7a of this Stipulation representing use and occupancy by a sum equivalent to $1.25 per square foot for each square foot vacated by Hayden and delivered to Petitioner as provided for herein. Hayden at its sole cost and expense shall install a demising wall separating that portion of the premises returned to the Petitioner from the remaining portion of the premises it shall continue to occupy as otherwise provided for in this Stipulation, as well as creating a new corridor separating the remaining premises from the portion returned to Landlord. Tenant shall comply with all federal, state, city and local laws, rules and/or ordinances regarding said work in constructing the demising wall and new corridor. All materials and finishes used by Hayden in performing said work shall be in accordance with building standards. Hayden shall within ten (10) days from the date it receives Petitioner's notice to vacate deliver to Petitioner plans and specifications for the aforesaid work for Petitioner's approval. Petitioner shall either approve or disapprove plans and specifications within three (3) days from its receipt of same. Petitioner shall not unreasonably withhold its approval of same.

      10. Hayden shall in any event and otherwise vacate either the entire premises or any portion that it shall retain pursuant to the terms of this Stipulation no later than November 30, 1997 and shall deliver same in broom clean condition to Petitioner on said date. In the event it fails to do so, Petitioner shall have the right to execute upon the warrant and evict Hayden.

      11. In the event Hayden shall default in complying with any of the terms set forth in paragraph 7 of this Stipulation the Petitioner shall have the right to execute upon the warrant and remove and evict Hayden from the premises upon Petitioner first delivering to Hayden a fifteen (15) day written notice of the default to the Premises by hand, with a copy to Hayden's attorney at Telecopier number 212 702-5941 and after Hayden fails to cure the default within said fifteen (15) day period by mailing payment to Petitioner by certified check, bank check or money order.

      12. Hayden represents that there will be no subtenant, licensee or assignee or, to its knowledge, any other individual or entity of any description who claims any right to remain in or occupy the premises after Hayden vacates the premises. Hayden further represents and warrants that they will not sublet, assign, or otherwise permit any subtenant, licensee or assignee or other entity to occupy the premises. These representations and warranties shall survive the execution of this Stipulation.

      13. This Stipulation and the exhibits hereto constitute the entire agreement between the parties with respect to the subject matter hereof, and all agreements and/or understandings heretofore had between the parties with respect to the subject matter of this Stipulation are merged into the terms of this Stipulation.

      14. The parties represent and warrant that they have not relied upon any representation, express or implied, in entering into this Stipulation, except those set forth in this Stipulation.

      15. The parties expressly agree and acknowledge that they are commercially sophisticated parties and that each and every one of the terms and conditions of this Stipulation has been fully explained by their attorneys and that they expressly understand and acknowledge that possession of the premises must be delivered to Petitioner on or before November 30, 1997, or as the case may be, all as provided in paragraphs 7, 8, 9, and/or 11 of this Stipulation. Accordingly, the parties expressly agree to waive any and all rights to object to the validity and enforceability of this Stipulation.

      16. This Stipulation may not be waived, amended, modified, or discharged, except by an agreement in writing signed by the party against whom such waiver, amendment, modification, or discharge is sought. No oral understanding or agreement shall be effective to waive, amend, modify or discharge the terms and/or conditions of this Stipulation. An endorsement on any check(s) hereafter received in connection with this Stipulation shall not be considered a waiver, amendment, modification or discharge of this Stipulation.

      17. The acceptance by a party of partial performance of any of the terms and/or conditions of this Stipulation shall not constitute an agreement, express or otherwise, to modify, change, or amend this Stipulation, or constitute a waiver of or an estoppel against that party's right to insist upon the other's full and timely performance of all the terms and/or conditions of this Stipulation.

      18. The provisions of this Stipulation are intended to be for the sole benefit of the parties and their respective heirs, executors, administrators, successors, and assigns. None of the provisions of this Stipulation are intended to be nor shall any of such provisions be construed to be for the benefit of any third party. This Stipulation shall be binding upon and shall inure to the benefit of the parties and their respective heirs, executors, administrators, successors, and assigns.

      19. If any provision of this Stipulation shall be held to be contrary to law or invalid under the law of any jurisdiction, such illegality or invalidity shall not affect any other provision(s) of this Stipulation in any way, which other provisions shall nevertheless continue in full force and effect.

      20. This Stipulation shall be construed without regard to any presumption or rule of construction to the effect that a written agreement shall be construed against the party that drafted such agreement.

      21. This Stipulation may be filed with the Court by either party without further notice.

      22. This Stipulation may be executed in counterparts and signatures by facsimile shall be acceptable in place and instead of an original signature.

      23. All notices required by this Stipulation shall be sent by fax and by certified mail return receipt requested as follows:

            a.    Notices to Petitioner:

                  Deco Tower Associates
                  c/o Daley & Associates, P.C.
                  299 Broadway - Suite 1720
                  New York, NY 10007
                  Attention: M. Teresa Daley, Esq.
                  Fax No.: 212-513-1940

            b.    Notices to Respondent:

                  HAYDEN-WEGMAN, INC.
                  330 West 42nd Street
                  New York, New York

            with a copy to

                  BAER MARKS & UPHAM LLP
                  885 Third Avenue
                  New York, NY 10022
                  Attention: Stuart Berg, Esq.
                  Fax No.: 212-702-5941


Dated:  New York, New York
        July 1, 1996

                                        DECO TOWER ASSOCIATES

                                        BY:
                                            -----------------------


                                        DALEY & ASSOCIATES, P.C.
                                        ATTORNEY FOR PETITIONER

                                        BY: /s/ [ILLEGIBLE]
                                            -----------------------

      21. This Stipulation may be filed with the Court by either party without further notice.

      22. This Stipulation may be executed in counterparts and signatures by facsimile shall be acceptable in place and instead of an original signature.

      23. All notices required by this Stipulation shall be sent by fax and by certified mail return receipt requested as follows:

            a.    Notices to Petitioner:

                  Deco Tower Associates
                  c/o Daley & Associates, P.C.
                  299 Broadway - Suite 1720
                  New York, NY 10007
                  Attention: M. Teresa Daley, Esq.
                  Fax No.: 212-513-1940

            b.    Notices to Respondent:

                  HAYDEN-WEGMAN, INC.
                  330 West 42nd Street
                  New York, New York

            with a copy to

                  BAER MARKS & UPHAM LLP
                  885 Third Avenue
                  New York, NY 10022
                  Attention: Stuart Berg, Esq.
                  Fax No.: 212-702-5941

Dated:  New York, New York
        July 1, 1996

                                        DECO TOWER ASSOCIATES

                                        BY: /s/ [ILLEGIBLE]
                                            ------------------------


                                        DALEY & ASSOCIATES, P.C.
                                        ATTORNEY FOR PETITIONER

                                        BY:
                                            ------------------------

                                        HAYDEN-WEGMAN, INC.

                                        BY: /s/ [ILLEGIBLE]
                                            ------------------------


                                        BAER MARKS & UPHAM
                                        ATTORNEY FOR RESPONDENT
                                          HAYDEN-WEGMAN, INC.

                                        BY: /s/ STUART BERG
                                            ------------------------


                                       9